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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Nara Bancorp, Inc. on Form S-8 of our report dated March 26, 2002, appearing in the Annual Report on Form 10-K of Nara Bancorp, Inc. for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

Los Angeles, California
January 30, 2003